                                                       Exhibit 10(b)


                   FIFTH AMENDMENT TO 1994 TERM LOAN AGREEMENT


         This FIFTH AMENDMENT to 1994 TERM LOAN AGREEMENT ("Amendment"), dated as of October 31, 1996, is by and among CENTRAL SPRINKLER COMPANY, a Pennsylvania corporation, as the Company (the "Company"), CENTRAL SPRINKLER CORPORATION, a Pennsylvania corporation, and CENTRAL CASTINGS CORPORATION, an Alabama corporation, successor by merger with CENTRAL SPRINK, INC. and CENTRAL CPVC CORPORATION, an Alabama corporation ("CPVC") as the guarantors (collectively the "Guarantors") (hereinafter, Company and Guarantors will be collectively referred to as the "Consolidated Corporations"), and CORESTATES BANK, N.A., a national banking association, as the lender (the "Bank"), with reference to the following.

                                   BACKGROUND

         A. The Company, the Guarantors and the Bank have entered into a Letter Agreement dated as of April 29, 1994, as amended by an Amendment to 1994 Term Loan Agreement dated as of June 30, 1994, a Second Amendment to and Consent Under 1994 Term Loan Agreement dated as of October 25, 1994 and a Third Amendment to 1994 Term Loan Agreement dated as of March 31, 1995 and a Fourth Amendment to 1994 Term Loan Agreement dated as of October 31, 1995 (said Letter Agreement, as so amended, the "Agreement") pursuant to which the Bank has made a $10,000,000 term loan to the Company guaranteed by each Guarantor.

        B. Since the date of the Fourth Amendment to 1994 Term Loan Agreement, CPVC and Central Sprinkler Export Company, a Barbados Corporation ("Export") were formed as subsidiaries of Borrower and CPVC is an additional guarantor of the Agreement. In addition, Central Sprink, Inc., a California corporation, has merged with Central Castings Corporation.

        C. The Company, the Guarantors and the Bank desire to amend the Agreement all as more particularly hereinafter set forth.

        D. All capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Agreement.

        THEREFORE, in consideration of the premises contained herein and intending to be legally bound, the Company, the Guarantors, and the Bank agree as follows:

        I .       Amendments
        ---       ----------

                  (a) The defined term "Funded Indebtedness" contained in
Section 1.01 of the Agreement is hereby amended and restated in its entirety as follows:

                  The "Funded Indebtedness" means all consolidated obligations of Central Sprinkler Corporation and its wholly-owned subsidiaries for borrowed money, including, without limitation (and without duplication); (i) all obligations, contingent or otherwise, in connection with all letter of credit facilities (whether or not drawn), acceptance facilities, or other similar facilities issued for the account of the Consolidated Corporations or any of them, (ii) all obligations of the Consolidated Corporations evidenced by bonds, debentures, or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by the Consolidated Corporations, (iv) all capital lease obligations of the Consolidated Corporations, (v) all guarantees, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations of the Consolidated Corporations, and (vi) all debt referred to in clause (i) through (v) above secured by (or for which the holder of such debt has existing rights, contingent or otherwise, to be secured by) any lien, security interest, or other charge or encumbrance upon or in property (including, without limitation, accounts and contract rights) owned by such Person: provided, however that: (A) trade indebtedness, tax and other accruals, tax deferrals and deferred compensation occurring in the ordinary course of the Company's business shall be specifically excluded from the foregoing definition, and (B) the greater of (x) the aggregate outstanding amount of indebtedness under the Bonds, and (y) the maximum aggregate amount of indebtedness for which the Borrower or any Guarantor is obligated under the Letters of Credit, shall be used for purposes of calculating Consolidated Funded Indebtedness.

                  (b) Section 4.16 of the Loan Agreement is hereby amended by:
(i) adding in the 3rd line, after the words "in Section 4.10" the words "and in this Section", (ii) adding to the end of the paragraph, "Company was notified by the Environmental Protection Agency ("EPA") in August, 1991, that it may be a potentially responsible party with respect to a groundwater contamination problem in the vicinity of the Company's primary manufacturing plant in Lansdale, Pennsylvania. The Company has entered into an Administrative Order of Consent for Remedial Investigation/Feasibility Study ("AOC") effective May 19, 1995 with EPA. Pursuant to the AOC, in 1996 the Company performed certain tests on the Company's property to determine whether any land owned by the Company could be a source of any of the contamination at the site. Based upon such tests, management believes that the Company's operations did not contribute to this contamination problem and the Company has no liability to clean-up this site. Should the EPA mandate the Company's participation in clean-up efforts, it is estimated that such costs could range from a minimal amount to $2,700,000.00. The Company has not accrued for such clean-up costs.

                  (c) Section 5.06 of the Agreement is hereby amended by substituting the following for clause (b) thereof:

                  "Liens (I) in existence on the date of, and disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1993, or otherwise disclosed to the Bank in writing on or prior to April 29, 1993, and (ii) in existence on the date of this Fifth Amendment or contemplated in connection with the funding of CPVC's new plant and machinery, as listed and described on Schedule A of this Fifth Amendment, relating to the following: (A) Central Sprinkler Company indebtedness to Bank in the original principal amount of $688,000, (B) CPVC indebtedness to Bank in the principal amount of up to $7,500,000 or any refinancing thereof, whether such refinancing is with the Bank or any other lender in any form whatsoever, including without limitation, a bond issue, and (C) Spraysafe Automatic Sprinklers Ltd.'s indebtedness to Royal Bank of Scotland in the original principal amount of $1,110,000 and $5,100,000 Line of Credit from National Westminster Bank; provided however, that such Liens permitted hereunder shall not include the extension thereof to other property, but shall include those of such Liens that may be renewed or maintained in effect to secure indebtedness that is renewed, extended or refinanced in accordance with Section 5.07(2)."

                  (d) Section 5.07 (2) of the Agreement is hereby amended and restated in it's entirety to read as follows:

                           "Debt existing on the date hereof (including the full
amount of Debt under existing unsecured lines of credit, provided that such Debt under lines of credit shall not exceed $45,000,000 in the aggregate at any time) and disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1993, or otherwise disclosed to the Bank in writing on or prior to April 29, 1993, and (ii) in existence on the date of this Fifth Amendment, as listed and described on Schedule A of this Fifth Amendment, and renewals, extensions or refinancings thereof, provided that the effective rate of amortization thereof is not increased in connection with any such renewal, extension or refinancing shall not be on terms less favorable to the Company, CSC or such consolidated Subsidiaries than those provided in the existing agreements for such Debt."

                  (e) Section 5.11(3) of the Agreement is hereby amended and restated in it's entirty to read as follows:

                           "Guaranties existing on the date hereof and disclosed
in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1993, or otherwise disclosed to the Bank in writing on or prior to April 29, 1993, and (ii) in existence on the date of this Fifth Amendment, as listed and described on Schedule A of this Fifth Amendment, as such guaranties may be renewed and extended in connection with the renewal, extension or refinancing of Debt in accordance with Section 5.07(2)."

                  (f) Sections 5.12, 5.13, 5.14 and 5.15 of the Agreement are hereby amended and restated in their entirety to read as follows:


                           "5.12. CSC and its consolidated Subsidiaries will
maintain a consolidated Tangible Net Worth of at least $48,000,000 from and after October 31, 1996, to be tested in connection with the delivery of quarterly financial statements pursuant to Section 5.01".

                           "5.13. CSC and its consolidated Subsidiaries will
maintain a ratio of consolidated current assets to consolidated current liabilities not less than 1.40 to 1.0 from October 31, 1996 through October 30, 1997 and not less than 1.75 to 1.0 at October 31, 1997 and at the end of each fiscal quarter thereafter, to be tested in connection with the delivery of quarterly financial statements pursuant to Section 5.01."

                           "5.14, CSC and its consolidated Subsidiaries will
maintain a ratio of consolidated Funded Indebtedness, to consolidated Tangible Net Worth not greater than 1.37 to 1.0 from October 31, 1996 through October 30, 1997 and not greater than 1.2 to 1.0 at October 31, 1997 and at the end of each fiscal quarter thereafter, to be tested in connection with the delivery of quarterly financial statements pursuant to Section 5.0l."

                           "5.15. CSC and its consolidated Subsidiaries will
maintain at all times a ratio of (1) the sum of (a) cash, (b) Investments and
(c) accounts receivable to (2) current liabilities not less than 0.69 to 1.0 from October 31, 1996 until October 30, 1997 and not less than 0.87 to 1.0 at October 31, 1997 and at the end of each fiscal quarter thereafter, to be tested on a quarterly basis in connection with the delivery of financial statements pursuant to Section 5.0l."

                  (f) Bank acknowledges that Borrower's fiscal year end is October 31, for purposes of financial reporting, compliance and calculations of the financial ratios. The fiscal quarters end on January 31, April 30 and July 31.

         2. Conditions Precedent. The effectiveness of this Amendment and the amendments and approval contained herein and the Bank's obligations hereunder are conditioned upon receipt by the Bank of the following prior to or concurrently with the execution of this Amendment.

                  a. copies of the resolutions of the Board of Directors of the Company and each Guarantor, in form and substance satisfactory to the Bank, authorizing the Company's and each Guarantor's execution and delivery of this Amendment, the performance of the transactions contemplated hereby and thereby, and all such other and further actions in connection herewith as may be necessary and proper, which copies shall be certified as of the date hereof, by the Company's and each Guarantor's secretary or assistant secretary as being true, correct and complete.

                  b. certificate, as of the date hereof, by the Company's and each Guarantor's secretary or assistant secretary as to the incumbency and signatures of the officers signing this Amendment; and

                  c. such other documents, instruments and agreements as the Bank may reasonably request.

         3. Representations and Warrants: The Company and the Guarantors hereby represent and warrant to the Bank that they have taken all corporate action necessary to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and constitutes the valid and legally binding obligation of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms. The Company and the Guarantors hereby ratify and confirm the representations and warranties of the Company and the Guarantors set forth in Article 4 of the Agreement, as amended hereby, as being true and correct on the date hereof and certify that no Event of Default or event which with the giving of any required notice or the expiration of any applicable grace or cure period would become an Event of Default has occurred and is continuing under the Loan Documents.

         4. Confirmation of Guarantors Each of the original Guarantors hereby reaffirm and ratifies all of their terms, covenants and conditions contained in each of their respective Guarantees and confirms that such Guarantees are binding and enforceable against Guarantors as if the Guaranties had been executed as of the date hereof.

         5.    Consents The Bank hereby consents to the following:

                  a. The merger of Central Sprink, Inc. into Central Castings Corporation, which consent is granted pursuant to Section 5.08 of the Agreement;

                  b. The creation and incorporation of CPVC and Export as wholly-owned subsidiaries of the Borrower, which consent is granted pursuant to
Section 5.08 of the Agreement,

                  c. The creation of additional liens disclosed on Schedule A hereto, which consent is granted pursuant to Section 5.06 of the Agreement,

                  d. the incurring of additional indebtedness identified on Schedule A hereto, consent is granted pursuant to Section 5.07 of the Agreement, as well as domestic indebtedness incurred or to be incurred under unsecured lines of credit provided that such indebtedness shall not exceed $45,000,000 in the aggregate at any time, and

                  e. the guaranty by Borrower or Guarantors of the additional indebtedness identified on Schedule A hereto, which consent is granted pursuant to Section 5.11 of the Agreement.

         6. Ratification. Except as amended by this Amendment, all of the terms and conditions of the Agreement and all of the other Loan Documents are ratified and confirmed, and the Agreement and all of the other Loan Documents shall continue in full force and effect in accordance with the terms thereof.

         7.       Miscellaneous.

                  (a) Expenses. The Company agrees to pay all out-of-pocket costs and expenses of the Bank, including, without limitation, all reasonable attorneys' fees and expenses in connection with the negotiation and preparation of this Amendment and the completion of the transactions contemplated hereby.

                  (b) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the Bank, the Company and the Guarantors, and their respective successors and assigns.

                  (c) Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

ATTEST:                                       CENTRAL SPRINKLER COMPANY
By:/s/ George G. Meyer                        By: /s/ Albert T. Sabol
  ---------------------                            ---------------------
 Name: George G. Meyer                             Name: Albert T. Sabol
 Title: CEO                                        Title: E.V.P. - Finance


ATTEST:                                       CENTRAL SPRINKLER CORPORATION
By:/s/ George G. Meyer                        By: /s/ Albert T. Sabol
   -------------------                             --------------------
 Name: George G. Meyer                             Name: Albert T. Sabol
 Title: CEO                                        Title: E.V.P. - Finance


ATTEST:                                       CENTRAL CPVC CORPORATION
By:/s/ George G. Meyer                        By: /s/ Albert T. Sabol
  ---------------------                            --------------------
 Name: George G. Meyer                             Name: Albert T. Sabol
 Title: CEO                                        Title: E.V.P. - Finance

ATTEST:                                       CENTRAL CASTINGS CORPORATION
By:/s/ George G. Meyer                        By: /s/ Albert T. Sabol
  ---------------------                            --------------------
 Name: George G. Meyer                             Name: Albert T. Sabol
 Title: CEO                                        Title: E.V.P. - Finance




                                              CORESTATES BANK, N.A.
                                              By: /s/ William Johnston
                                                    ---------------------
                                                   Name: William Johnston
                                                   Title: Vice President

                                   SCHEDULE A
                                   ----------

                                  Indebtedness
                                  ------------

All items disclosed in the October 31, 1996 financial statements included with Form 10-K and the notes thereto, as well as the following (certain of which may be included in such financial statements and notes.)


               Company                                                                 12/17/96     Maturity
               Limit         Description              Lender                           Balance      Date
               -----         -----------              ------                           -------      ----

 1.            $20,000,000   Line of Credit           CoreStates                     $18,116,000    on going
 2.             10,000,000   Line of Credit           First Union                     10,000,000    on going
 3.              5,000,000   Line of Credit           Brown Brothers                   5,000,000    on going
 4.              5,000,000   Term Note                CoreStates                       1,000,000    07-01-97
 5.              7,275,000   Term Note                Central ESOP                     6,913,000    10-31-07
 6.              1,100,000   Mortgage Loan            CoreStates                         384,896    02-01-02
 7.             10,000,000   Term Loan                First Union                      7,333,334    04-01-04
 8.             10,000,000   Term Loan                CoreStates                       7,500,000    03-01-04
 9.                688,000   Mortgage Loan            CoreStates                       1,670,800    06-01-06
 10.            11,750,000   L/C - IRB                F.Union/CoreStates              10,450,000    11-01-15

Central CPVC Corp.
------------------

 1.            $ 2,000,000  Demand                   CoreStates                      $1,182,530     Demand


 Spraysale Ltd.
 -------------
 1.            $ 5,100,000  Line of Credit           Nat'l Westminster               $  2,624,500   on going
 2.              1,110,000  Term Note                Royal Bank of                      1,110,000   7 years
                                                     Scotland

                                   Guarantees
                                   ----------

All items disclosed in the October 31, 1996 financial statements included with Form 10-K and the notes thereto, as well as the following (certain of which may be included in such financial statements and notes).


            Company                                                     Obligation                Maturity
            Limit           Beneficiary                   Balance       Guaranteed                Date
            -----           -----------                   -------       ----------                ----

 1.         $13,339         FuSan Mach.Co.                $13,339       Letter of Credit          1-31-97
 2.          35,924         Yong An Valve                  35,924       Letter of Credit          1-31-97


Corp.
-----

1. All debt of Spraysafe, Company, Central Castings, Central CPVC as well as Warehouse Leases, Auto Leases of subsidiaries.